Exhibit 10.1

SAEXPLORATION HOLDINGS, INC.
2013 NON-EMPLOYEE DIRECTOR SHARE INCENTIVE PLAN

(As Adopted Effective ________, 2013)

1.                  PURPOSE. The SAExploration Holdings, Inc. 2013 Non-Employee Director Share Incentive Plan (the “Plan”) is intended (a) to provide incentives that will attract, retain, and motivate highly competent persons as non-employee directors of SAExploration Holdings, Inc. (the “Company”), and (b) to assist in aligning the interests of the Company’s non-employee directors with those of its other stockholders, by providing non-employee directors with awards of, and opportunities to acquire, shares of the Common Stock, par value $0.0001 per share, of the Company (“Common Stock”).

2.                  ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company (the “Board”) or a committee appointed by the Board consisting of at least two non-employee members (and references herein to the Board shall be deemed to include references to any such committee, except as the context otherwise requires). The Board is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any award granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Board shall be binding and conclusive on all participants and their legal representatives.

The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Company.

3.                  PARTICIPANTS. Each member of the Board who is not a current employee of the Company or any subsidiary of the Company (a “Non-Employee Director”) shall be eligible to participate in the Plan.

4.                  TYPES OF BENEFITS. The Board may grant Stock Options (as defined in Section 6) or Restricted Stock (as defined in Section 7) under the Plan. Such awards may be evidenced by, and conditioned upon the execution by the Non-Employee Directors of, agreements (which need not be identical) in such forms as the Board may from time to time approve (“Award Agreements”); provided, however, that in the event of any conflict between the provisions of this Plan and any such Award Agreement, the provisions of this Plan shall prevail.

5.                  COMMON STOCK AVAILABLE UNDER THE PLAN.

(a)               Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 8 hereof, the maximum number of shares of Common Stock that may be delivered to Non-Employee Directors and their beneficiaries under the Plan shall be 400,000 shares of Common Stock, which may be authorized and unissued or treasury shares. Any shares of Common Stock covered by a Stock Option granted under the Plan that is forfeited, is cancelled, or expires, and any shares of Common Stock attributable to an Unvested Restricted Stock Award (as defined in Section 7(c) hereof) that are forfeited, shall be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(b)              If any Stock Option is exercised by tendering shares of Common Stock to the Company as full or partial payment in connection with the exercise of a Stock Option under the Plan, the number of shares of Common Stock issued inclusive of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

6.                  STOCK OPTIONS.

(a)               GRANT. The Board shall have the authority to grant options to purchase shares of Common Stock in accordance with the Plan (“Stock Options”), which may be granted alone or in addition to other awards granted under the Plan. Stock Options are not intended to constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Any Non-Employee Director granted Stock Options pursuant to the Plan may elect to decline such Stock Options.

(b)              NUMBER OF SHARES. The Board shall specify the number of shares of Common Stock subject to any Stock Option. Except as otherwise provided in the Award Agreement, the number of shares of Common Stock subject to any Stock Option shall be adjusted in accordance with Section 8.

(c)               EXERCISE PRICE. Each Stock Option granted hereunder shall have a per-share exercise price equal to the Fair Market Value (as defined in Section 12 hereof) of a share of Common Stock on the date of grant (subject to any adjustments made in accordance with Section 8 hereof).

(d)              PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Board, by the delivery of shares of Common Stock then owned by the Non-Employee Director (to be valued at their Fair Market Value on the date of exercise), or by the withholding of shares of Common Stock for which a Stock Option is exercisable (to be valued at their Fair Market Value on the date of exercise), or by a combination of these methods. The Board may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Non-Employee Director, providing the Company with a notarized statement attesting to the number of shares owned, in which case upon verification by the Company, the Company would issue to the Non-Employee Director only the number of incremental shares to which the Non-Employee Director is entitled upon exercise of the Stock Option. In determining which methods a Non-Employee Director may utilize to pay the exercise price, the Board may consider such factors as it determines are appropriate.

(e)               EXERCISE PERIOD.

(i)                 GENERAL. Stock Options shall become exercisable, as to all or any installment of the shares of Common Stock subject to the Stock Option, at such time or times, and subject to such terms and conditions, as shall be determined by the Board. Except as otherwise provided in the Award Agreement, each Stock Option shall terminate on the tenth anniversary of the date of grant unless terminated earlier pursuant to the Plan.

(ii)               TERMINATION OF DIRECTORSHIP. Except as otherwise provided in the Award Agreement, if a Non-Employee Director’s service as a director of the Company is terminated, any Stock Option previously granted to such Non-Employee Director shall, to the extent then exercisable but not theretofore exercised, terminate and become null and void; provided, however, that, if the service of a Non-Employee Director holding an outstanding Stock Option is terminated by reason of (A) such a Non-Employee Director’s disability (as defined in Section 22(e)(3) of the Code) or death, or (B) the failure of such Non-Employee Director to be either nominated for re-election by the Company when he or she is otherwise eligible to serve as a Non-Employee Director, or to be re-elected by Stockholders following nomination by the Company, such Stock Option shall remain exercisable at any time up to and including three months after the date of such termination of service, and up to and including one year after the date of termination of service in the case of termination by reason of disability or death, but in no event shall such Stock Option remain exercisable after the tenth anniversary of the date of grant.

(iii)             EXTENSION OF TERM. Except as otherwise provided in the Award Agreement, the term of exercise of any outstanding Stock Option held by a former Non-Employee Director whose service as a director terminated on account of disability (as defined in Section 22(e)(3) of the Code) or on account of the failure of such former Non-Employee Director to be either nominated for re-election by the Company when he or she is otherwise eligible to serve as a Non-Employee Director, or to be re-elected by Stockholders following nomination by the Company, and that have a remaining term of less than one year on the date of such Non-Employee Director’s death shall automatically be extended to the earlier of the first anniversary of the date of death or the tenth anniversary of the date of grant.

7.                  RESTRICTED STOCK AWARDS FOR NON-EMPLOYEE DIRECTORS.

(a)               The Board shall have the authority to grant shares of Common Stock in accordance with the Plan (“Restricted Stock”), which may be granted alone or in addition to other awards granted under the Plan.

(b)              Each award of Restricted Stock may or may not be subject to forfeiture or other conditions and restrictions not inconsistent with the Plan. Except as otherwise provided in the Award Agreement, grants of Restricted Stock will not be subject to any conditions or restrictions. If an award of Restricted Stock is subject to forfeiture or other conditions or restrictions, vesting shall occur and such conditions or restrictions shall lapse, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. The satisfaction of any vesting may be waived in the case of the Participant’s death or disability. The Company may retain the certificates representing shares of Restricted Stock in the Company’s possession until such time as all conditions or restrictions applicable to such shares, including any conditions or restrictions not constituting a substantial risk of forfeiture under Section 83 of the Code, are satisfied or have lapsed, and the Non-Employee Director shall execute in favor of the Company a blank stock power with respect to such shares of Restricted Stock. Alternatively or additionally, the Company may cause such Restricted Stock to bear an appropriate legend indicating their nontransferability, forfeitability, and any additional restrictions placed on them. Restricted Stock Awards whose shares are subject to forfeiture under this Section 7(b) shall be referred to in this Plan as “Unvested Restricted Stock Awards.”

(c)               The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders. Except as otherwise provided in the Award Agreement, if an award of Restricted Stock is subject to any conditions or restrictions, any dividends or other distributions paid on Restricted Stock will be accumulated and paid when such Restricted Stock vests. Any such dividends shall be subject to the same conditions and restrictions, including forfeiture conditions, as the Restricted Stock to which they relate.

8.                  ADJUSTMENT PROVISIONS – CHANGE IN CONTROL.

(a)               If there shall be any change in the Common Stock, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Restricted Stock Award (including any Unvested Restricted Stock Award) such that each such Stock Option and Restricted Stock Award shall thereafter be exercisable or vested and deliverable for such property as would have been received in respect of the Common Stock subject to such Stock Option and Restricted Stock Award had such Stock Option and Restricted Stock Award been exercised or vested and delivered in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of a Non-Employee Director’s rights under the Plan, the Board will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Stock Option and Restricted Stock Awards (including Unvested Restricted Stock Awards), and the exercise price applicable to outstanding Stock Options.

(b)              Notwithstanding any other provision of the Plan, if there is a Change in Control of the Company, all then outstanding Stock Options shall immediately become exercisable and all shares attributable to Unvested Restricted Stock Awards shall immediately become vested, as the case may be. For purposes of the Plan, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i)                 any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power represented by the securities of the Company that vote generally in the election of directors then outstanding (“Voting Securities”);

(ii)               during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of the Company and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)             the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the total voting power represented by the Voting Securities of the Company of such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)               The Board, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option, such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction constituting the Change in Control) or in a combination thereof, as the Board, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

9.                  NONTRANSFERABILITY. Neither any Stock Option nor any Shares of Common Stock attributable to an Unvested Restricted Stock Award shall be transferable and Stock Options shall be exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director; provided, however, a Stock Option may be transferred by the Non-Employee Director’s will or by the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Board, an award of a Stock Option may permit the transferability of any such Stock Option by any Non-Employee Director solely to the Non-Employee Director’s spouse, siblings, parents, children and/or grandchildren, or to trusts for the benefit of such persons, or to partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Stock Option.

10.              OTHER PROVISIONS. Any award under the Plan may be subject to such other provisions (whether or not applicable to an award granted to any other Non-Employee Director) as the Board determines appropriate.

11.              ISSUANCE OF STOCK CERTIFICATES AND RELATED MATTERS. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as the Board, in its sole discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) or (b) implement the provisions of the Plan and any agreement between the Company and the Non-Employee Director. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Common Stock under the Plan unless such delivery would comply with all applicable laws (including, without limitation the Securities Act), and the applicable requirements of any securities exchange or similar entity.

12.              FAIR MARKET VALUE. For purposes of this Plan, Fair Market Value means (a) during such time as the Common Stock is listed on the Nasdaq Stock Market or any other exchange, the closing price of the Common Stock as reported by such stock exchange on the day for which such value is to be determined or, if no sale of the Common Stock shall have been made on any such stock exchange that day, on the next preceding day on which there was a sale of such Common Stock, or (b) during any such time as the Common Stock is not listed upon an established stock exchange, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

13.              TENURE. A Non-Employee Director’s right, if any, to continue to serve as a director of the Company or any of its subsidiaries or affiliates shall not be enlarged or otherwise affected by his or her designation as a participant under this Plan.

14.              NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

15.              AMENDMENT AND TERMINATION. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no amendment shall have a material adverse effect on an outstanding Stock Option or Unvested Restricted Stock Award without the consent of the holder. No amendment of the Plan may be made without approval of the stockholders of the Company if required by applicable law or by any listing agreement to which the Company is a party with a national securities exchange or other market system.

16.              GOVERNING LAW. This Plan, any Restricted Stock Award and any Stock Option granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

17.              EFFECTIVE DATE AND TERM OF THE PLAN.

(a)               The Plan was adopted by the Board on August 13, 2013, and shall become effective only if the Plan is approved by written consent of a majority of the stockholders of the Company on the date that is 20 days after mailing of an Information Statement to the remaining stockholders providing notice of such approval. If the Plan is not approved by a written consent of the majority of the Company’s stockholders, the Plan shall be of no force or effect.

(b)              Unless early terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted. The Plan shall remain in existence with respect to outstanding Stock Options and Restricted Stock Awards as long as any Stock Option, Restricted Stock Award, or share of Common Stock attributable to a Stock Option or Restricted Stock Award remains outstanding and subject to any requirement of the Plan.

18.              SECTION 409A. Awards under this Plan must, by the Plan’s terms, be structured, and shall be administered, in such a way that they are exempt from the application of the requirements of Section 409A of the Code.